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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


    We consent to the inclusion in this registration statement on Form S-1 of our report dated August 23, 1997, on our audits of the financial statements of Track 'n Trail. We also consent to the reference to our firm under the caption "Selected Consolidated Financial Information" and "Experts."


                                                    /s/ COOPERS & LYBRAND L.L.P.

                                                        COOPERS & LYBRAND L.L.P.


Sacramento, California
August 25, 1997